UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

VIEWPOINT FINANCIAL GROUP
 (Exact name of registrant as specified in its charter)

United States	001-32992	20-4484783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On April 23, 2008, the Registrant announced first quarter 2008 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01. Other Events.

On April 23, 2008, the Registrant issued a press release announcing a quarterly cash dividend of 7 cents per share, payable on May 20, 2008, to shareholders of record as of the close of business on May 6, 2008. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Exhibit 99.2	Press release announcing first quarter 2008 earnings dated April 23, 2008 Press release announcing quarterly cash dividend dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP

Date:	April 24, 2008	By:	/s/ Pathie E. McKee

Pathie E. McKee, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing first quarter 2008 earnings dated April 23, 2008
99.2	Press release announcing quarterly cash dividend dated April 23, 2008